EXHIBIT 99.2

                       SUPPLEMENTAL FINANCIAL INFORMATION

         On October 3, 1996, the shareholders of Seagull Energy Corporation, a Texas corporation ("Seagull"), and the shareholders of Global Natural Resources Inc., a New Jersey corporation ("Global"), approved a merger of a wholly owned subsidiary of Seagull into Global (the "Merger"). As a result of the Merger, Global became a wholly owned subsidiary of Seagull. The transaction will be accounted for as a "pooling of interests." Each issued and outstanding share of common stock of Global was converted into .88 of a share of common stock of Seagull.

         The accompanying historical consolidated balance sheets and statements of earnings and cash flows have been restated to reflect the combined results of operations of Seagull and Global. Certain adjustments were made to conform the accounting policies and presentation used by Seagull and Global. The accompanying historical consolidated balance sheets and statements of earnings and cash flows do not include estimated merger costs of approximately $8-10 million (before tax) to be recognized in the fourth quarter of 1996.

         The accompanying financial information has been prepared by Seagull, without audit, and is provided for supplemental purposes only. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. The financial information presented herein should be read in conjunction with the consolidated financial statements and notes included in Seagull's Annual Report on Form 10-K for the year ended December 31, 1995 and Global's Annual Report on Form 10-K for the year ended December 31, 1995.

                   SEAGULL ENERGY CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF EARNINGS (1)
                 (Dollars in Thousands Except Per Share Amounts)
                                   (Unaudited)



                                                                                    Quarter Ended                       Nine Months
                                                                  -----------------------------------------------          Ended
                                                                     March 31,        June 30,         Sept. 30,         Sept. 30,
                                                                       1996             1996             1996              1996
                                                                  --------------    ------------     ------------    ---------------

 Revenues:
   Gas and oil operations...................                          $101,410        $ 96,734          $98,175           $296,319
   Alaska transmission and distribution.....                            35,430          15,703           12,611             63,744
                                                                  --------------    ------------     ------------    ---------------
                                                                       136,840         112,437          110,786            360,063
 Costs of Operations:
   Alaska transmission and distribution
     cost of gas sold.......................                            16,200           6,257            4,517             26,974
   Operations and maintenance...............                            34,073          35,447           35,323            104,843
   Exploration charges......................                             6,594          13,591           10,654             30,839
   Depreciation, depletion and amortization.                            37,547          37,651           36,533            111,731
                                                                 --------------    ------------     ------------    ---------------
                                                                        94,414          92,946           87,027            274,387
                                                                 --------------    ------------     ------------    ---------------

 Operating Profit...........................                            42,426          19,491           23,759             85,676

 Other (Income) Expense:
   General and administrative...............                             4,725           5,665            3,643             14,033
   Interest expense.........................                            11,446          11,237           10,795             33,478
   Loss (gain) on sales of property,
     plant and equipment, net...............                              (434)             53           (2,330)            (2,711)
   Interest income and other................                              (395)           (607)          (1,986)            (2,988)
                                                                 --------------    ------------     ------------    ---------------
                                                                        15,342          16,348           10,122             41,812
                                                                 --------------    ------------     ------------    ---------------

 Earnings Before Income Taxes...............                            27,084           3,143           13,637             43,864

 Income Tax Expense.........................                             8,772           6,077            6,179             21,028
                                                                 --------------    ------------     ------------    ---------------

 Net Earnings (Loss)........................                          $ 18,312        $(2,934)          $ 7,458           $ 22,836
                                                                 ==============    ============     ============    ===============

 Earnings (Loss) Per Share..................                          $   0.29        $ (0.05)          $  0.12           $   0.36
                                                                 ==============    ============     ============    ===============

 Weighted Average Number of Common Shares
   Outstanding (in thousands)...............                            62,972          62,592           63,934             63,828
                                                                 ==============    ============     ============    ===============


(1) Restated to include Seagull and Global combined on a pooling of interests basis. Amounts do not include estimated merger costs to be recognized in 1996's fourth quarter of $8-10 million (before tax).

                   SEAGULL ENERGY CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF EARNINGS (1)
                 (Dollars in Thousands Except Per Share Amounts)
                                   (Unaudited)





                                                             Quarter Ended
                                                 ------------------------------------------------------------------     Year Ended
                                                    March 31,         June 30,         Sept. 30,         Dec. 31,         Dec. 31,
                                                      1995              1995             1995              1995             1995
                                                 --------------    --------------    ------------     -------------    -------------

 Revenues:
   Gas and oil operations...................          $ 76,137          $ 81,035         $73,026           $80,458         $310,656
   Alaska transmission and distribution.....            36,290            17,560          12,355            31,565           97,770
                                                 --------------    --------------    ------------     -------------    -------------
                                                       112,427            98,595          85,381           112,023          408,426
 Costs of Operations:
   Alaska transmission and distribution
     cost of gas sold.......................            18,565             7,923           4,779            15,061           46,328
   Operations and maintenance...............            35,978            35,208          33,058            31,959          136,203
   Exploration charges......................            12,238             8,251           9,750             9,984           40,223
   Depreciation, depletion and amortization.            40,284            38,434          35,668            33,024          147,410
   Impairment of gas and oil properties.....            48,842                 -               -                 -           48,842
                                                 --------------    --------------    ------------     -------------    -------------
                                                       155,907            89,816          83,255            90,028          419,006
                                                 --------------    --------------    ------------     -------------    -------------

 Operating Profit (Loss)....................           (43,480)            8,779           2,126            21,995          (10,580)

 Other (Income) Expense:
   General and administrative...............             3,989            10,893           3,601             4,815           23,298
   Interest expense.........................            14,049            13,959          13,605            11,365           52,978
   Loss (gain) on sales of property,
     plant and equipment, net...............              (419)               66         (81,963)           (1,072)         (83,388)
   Interest income and other................              (634)             (600)         (1,665)           (1,613)          (4,512)
                                                 --------------    --------------    ------------     -------------    -------------
                                                        16,985            24,318         (66,422)           13,495          (11,624)
                                                 --------------    --------------    ------------     -------------    -------------

 Earnings (Loss) Before Income Taxes........           (60,465)          (15,539)         68,548             8,500            1,044

 Income Tax Expense (Benefit) ..............           (17,699)           (5,476)         24,856             1,101            2,782
                                                 --------------    --------------    ------------     -------------    -------------

 Net Earnings (Loss)........................          $(42,766)         $(10,063)        $43,692           $ 7,399         $ (1,738)
                                                 ==============    ==============    ============     =============    =============

 Earnings (Loss) Per Share..................          $  (0.69)         $  (0.16)        $  0.70           $  0.12         $  (0.03)
                                                 ==============    ==============    ============     =============    =============

 Weighted Average Number of Common Shares
   Outstanding (in thousands)...............            62,012            62,048          62,752            62,767           62,674
                                                 ==============    ==============    ============     =============    =============


(1) Restated to include Seagull and Global combined on a pooling of interests basis. Amounts do not include estimated merger costs to be recognized in 1996's fourth quarter of $8-10 million (before tax).

                   SEAGULL ENERGY CORPORATION AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS (1)
                             (Dollars in Thousands)
                                   (Unaudited)



                                                               December 31,         March 31,         June 30,         September 30,
                                                                   1995               1996              1996               1996
                                                             ----------------    --------------    --------------     --------------
ASSETS
  Current Assets:
     Cash and cash equivalents.........................         $   21,477        $   38,044        $   31,205           $   32,937
     Short-term liquid investments.....................              5,004                 -                 -                    -
     Accounts receivable, net..........................            131,709           139,778           120,982              107,232
     Inventories.......................................              6,969             6,618             6,806               14,080
     Prepaid expenses and other........................             16,272            14,861             9,240               11,106
                                                             ----------------    --------------    --------------     --------------
       Total Current Assets............................            181,431           199,301           168,233              165,355

   Property, Plant and Equipment - at cost (successful
     efforts method for gas and oil properties)........          1,783,163         1,807,328         1,862,023            1,973,664
   Accumulated Depreciation, Depletion and Amortization            652,985           689,218           717,319              751,857
                                                             ----------------    --------------    --------------     --------------
                                                                 1,130,178         1,118,110         1,144,704            1,221,807

   Other Assets........................................             47,516            47,101            45,955               45,221
                                                             ----------------    --------------    --------------     --------------

   Total Assets........................................         $1,359,125        $1,364,512        $1,358,892           $1,432,383
                                                             ================    ==============    ==============     ==============


LIABILITIES AND SHAREHOLDERS' EQUITY
  Current Liabilities:
    Accounts payable...................................         $   94,318        $   94,602        $   90,616           $   84,945
    Accrued expenses...................................             50,224            39,468            44,904               39,334
    Current maturities of long-term debt...............              1,650             2,464             2,464                8,914
                                                             ----------------    --------------    --------------     --------------
      Total Current Liabilities........................            146,192           136,534           137,984              133,193

  Long-Term Debt.......................................            557,107           546,535           538,882              604,583
  Other Noncurrent Liabilities.........................             53,237            53,066            54,205               53,620
  Deferred Income Taxes................................             29,586            34,408            35,300               40,665

  Redeemable Bearer Shares.............................             16,591            16,462            16,265               16,103

  Shareholders' Equity:
     Common Stock......................................              6,256             6,280             6,296                6,298
     Additional paid-in capital........................            477,018           479,481           481,304              481,667
     Retained earnings.................................             80,635            98,947            96,013              103,471
     Foreign currency translation adjustment...........                389               685               529                  669
     Less - note receivable from employee stock
       ownership plan..................................             (4,922)           (4,922)           (4,922)              (4,922)
     Less - shares of Common Stock held in
       Treasury, at cost...............................             (2,964)           (2,964)           (2,964)              (2,964)
                                                             ----------------    --------------    --------------     --------------

       Total Shareholders' Equity......................            556,412           577,507           576,256              584,219

   Commitments and Contingencies.......................
                                                             ----------------    --------------    --------------     --------------

   Total Liabilities and Shareholders' Equity..........         $1,359,125        $1,364,512        $1,358,892           $1,432,383

                                                             ================    ==============    ==============     ==============


(1) Restated to include Seagull and Global combined on a pooling of interests basis. Amounts do not include estimated merger costs to be recognized in 1996's fourth quarter of $8-10 million (before tax).

                   SEAGULL ENERGY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in Thousands)
                                   (Unaudited)


                                                                                   Three Months Ended                   Nine Months
                                                                          --------------------------------------          Ended
                                                                          March 31,       June 30,     Sept. 30,         Sept. 30,
                                                                            1996           1996          1996               1996
                                                                          ---------      ---------     ---------       -------------

Operating Activities:
  Net earnings (loss)..........................................           $ 18,312       $ (2,934)     $  7,458        $   22,836
  Adjustments to reconcile net earnings (loss) to net cash
   provided by operating activities:
    Depreciation, depletion and amortization...................             38,294         38,577        37,389           114,260
    Amortization of deferred financing costs...................                876            879           607             2,362
    Deferred income taxes......................................              4,762            921         5,337            11,020
    Dry hole expense...........................................                754          8,554         4,829            14,137
    Loss (gain) on sales of property, plant and equipment, net.               (434)            53        (2,330)           (2,711)
    Other......................................................                (26)           159            64               197
                                                                          ---------      ---------     ---------      -------------
                                                                            62,538         46,209        53,354           162,101
    Changes in operating assets and
     liabilities, net of acquisitions:
      Decrease in short-term liquid investments................              5,010              -             -             5,010
      Decrease (Increase) in accounts receivable...............             (8,034)        18,799        20,715            31,480
      Decrease (Increase) in inventories, prepaid
       expenses and other......................................              1,200          4,580        (1,038)            4,742
      Increase (Decrease) in accounts payable..................                  8         (4,019)       (6,948)          (10,959)
      Increase (Decrease) in accrued expenses and other........             (8,933)         6,723        (7,149)           (9,359)
                                                                          ---------      ---------     ---------      -------------

         Net Cash Provided By Operating Activities.............             51,789         72,292        58,934           183,015

Investing Activities:
  Capital expenditures.........................................            (25,916)       (49,352)      (60,678)         (135,946)
  Acquisitions, net of cash acquired...........................               (877)       (24,792)      (74,484)         (100,153)
  Proceeds from sales of property, plant and equipment.........                875            207         4,797             5,879
  Other........................................................                344            962           591             1,897
                                                                          ---------      ---------     ---------     -------------

         Net Cash Used In Investing Activities.................            (25,574)       (72,975)     (129,774)         (228,323)

Financing Activities:
  Proceeds from revolving lines of credit and other borrowings.             91,750         43,810       136,999           272,559
  Principal payments on revolving lines of credit and
   other borrowings............................................           (100,027)       (48,455)      (62,536)         (211,018)
  Principal payments on monetary production payment liability..             (1,697)        (2,953)       (2,438)           (7,088)
  Proceeds from sales of common stock..........................              2,347          1,501           152             4,000
  Other........................................................             (2,031)          (187)          541            (1,677)
                                                                          ---------      ---------     ---------      -------------

         Net Cash Provided by (Used in) Financing Activities...             (9,658)        (6,284)       72,718            56,776

Effect of Exchange Rate Changes on Cash........................                 10            128          (146)               (8)
                                                                          ---------      ---------     ---------      -------------

         Increase (Decrease) In Cash And Cash Equivalents......             16,567         (6,839)        1,732            11,460

Cash And Cash Equivalents At Beginning Of Period...............             21,477         38,044        31,205            21,477
                                                                          ---------      ---------     ---------      -------------

Cash And Cash Equivalents At End Of Period.....................           $ 38,044       $ 31,205      $ 32,937        $   32,937
                                                                          =========      =========     =========      =============


(1) Restated to include Seagull and Global combined on a pooling of interests basis. Amounts do not include estimated merger costs to be recognized in 1996's fourth quarter of $8-10 million (before tax).

                   SEAGULL ENERGY CORPORATION AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF CASH FLOWS (1)
                             (Dollars in Thousands)
                                   (Unaudited)


                                                                                       Three Months Ended
                                                                    --------------------------------------------------    Year Ended
                                                                      March 31,     June 30,     Sept. 30,    Dec. 31,      Dec. 31,
                                                                        1995          1995         1995         1995          1995
                                                                    ----------     ---------     ---------    --------     ---------

Operating Activities:
  Net earnings (loss)..........................................     $  (42,766)   $  (10,063)    $  43,692    $  7,399    $  (1,738)
  Adjustments to reconcile net earnings (loss) to net cash
   provided by operating activities:
    Depreciation, depletion and amortization...................         41,128        39,242        36,423      34,968      151,761
    Impairment of gas and oil properties.......................         48,842             -             -           -       48,842
    Amortization of deferred financing costs...................            852           864           854         859        3,429
    Deferred income taxes......................................        (20,481)       (8,011)       18,033      (5,833)     (16,292)
    Dry hole expense...........................................          6,106         3,630         6,689       5,728       22,153
    (Loss) gain on sales of property, plant and equipment, net.           (419)           66       (81,963)     (1,072)     (83,388)
    Other......................................................             32          (957)          486         494           55
                                                                    ----------     ---------     ---------    --------     ---------
                                                                        33,294        24,771        24,214      42,543      124,822
    Changes in operating assets and
     liabilities, net of acquisitions:
      Decrease in short-term liquid investments................         12,832         5,974         3,278       6,454       28,538
      Decrease (Increase) in accounts receivable...............         21,345         3,798         2,824     (48,207)     (20,240)
      Decrease (Increase) in inventories, prepaid
       expenses and other......................................         (1,983)          368         9,993      (8,066)         312
      Increase (Decrease) in accounts payable..................         (6,696)      (30,918)       (1,349)     23,412      (15,551)
      Increase (Decrease) in accrued expenses and other........        (13,298)       14,536       (17,001)     15,916          153
                                                                    ----------    ----------     ---------    --------     ---------

         Net Cash Provided By Operating Activities.............         45,494        18,529        21,959      32,052      118,034

Investing Activities:
  Capital expenditures.........................................        (27,933)      (30,739)      (35,523)    (49,906)    (144,101)
  Proceeds from sales of property, plant and equipment.........            675           194       102,432       4,659      107,960
  Other........................................................           (667)           (2)           92         270         (307)
                                                                    ----------    ----------     ---------    --------     ---------

         Net Cash Provided By (Used In) Investing Activities...        (27,925)      (30,547)       67,001     (44,977)     (36,448)

Financing Activities:
  Proceeds from revolving lines of credit and other borrowings.        180,683       149,828       227,485      64,577      622,573
  Principal payments on revolving lines of credit and
   other borrowings............................................       (186,957)     (139,342)     (358,545)    (50,243)    (735,087)
  Proceeds from monetary production payment liability..........              -             -        46,242           -       46,242
  Principal payments on monetary production payment liability..              -             -             -      (2,386)      (2,386)
  Proceeds from sales of common stock..........................             34           519           909         832        2,294
  Other........................................................         (2,229)           75          (429)     (1,427)      (4,010)
                                                                    ----------    ----------     ---------    --------     ---------

         Net Cash Provided by (Used in) Financing Activities...         (8,469)       11,080       (84,338)     11,353      (70,374)

Effect of Exchange Rate Changes on Cash........................         (1,104)        1,188          (304)        172          (48)
                                                                    ----------    ----------     ---------    --------     ---------

         Increase (Decrease) In Cash And Cash Equivalents......          7,996           250         4,318      (1,400)      11,164

Cash And Cash Equivalents At Beginning Of Period...............         10,313        18,309        18,559      22,877       10,313
                                                                    ----------    ----------     ---------    --------     ---------

Cash And Cash Equivalents At End Of Period.....................     $   18,309    $   18,559     $  22,877    $ 21,477    $  21,477
                                                                    ==========    ==========     =========    ========     =========


(1) Restated to include Seagull and Global combined on a pooling of interests basis. Amounts do not include estimated merger costs to be recognized in 1996's fourth quarter of $8-10 million (before tax).